UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 11, 2015

Levy Acquisition Corp.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36197	46-3340980
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

444 North Michigan Avenue, Suite 3500 Chicago, IL	60611
(Address of principal executive offices)	(Zip code)

(312)-267-4190

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01.	Other Events.

The Company announced today that it has set a meeting date of June 30, 2015 for its special meeting in lieu of its 2015 annual meeting of stockholders, to be held with respect to its proposed business combination with Del Taco Holdings, Inc. The record date for the meeting is May 28, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: June 11, 2015

Levy Acquisition Corp.

By:	/s/ Steve Florsheim

Executive Vice President